THE ADVISORS’ INNER CIRCLE FUND

(the “Trust”)

McKee International Equity Portfolio

(the “Fund”)

Supplement dated December 30, 2021 to the

Fund’s Summary Prospectus (the “Summary Prospectus), Prospectus (the “Prospectus” and,

together with the Summary Prospectus, the “Prospectuses”) and

Statement of Additional Information (the “SAI”), each dated March 1, 2021,

as supplemented on August 12, 2021 and September 24, 2021

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI and should be read in conjunction with the Prospectuses and SAI.

On or around March 1, 2022 (the “Effective Date”), the Fund’s primary benchmark, principal investment strategies, principal risks, and fees and expenses will change. The following is a summary of the changes. On the Effective Date, new prospectuses will replace the Prospectuses for the Fund. You should refer to the new prospectuses, when available, for more information about the new benchmark, strategies, risks and expenses of the Fund. Please note that the new prospectuses reflecting the changes for the Fund are not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date.

Change in the Fund’s Primary Benchmark

As of the Effective Date, primary benchmark of the Fund will be changed as follows:

Current Primary Benchmark	New Primary Benchmark
MSCI EAFE Index	MSCI ACWI ex US Index

Changes in the Fund’s Principal Investment Strategies and Risks

As of the Effective Date, the Fund will invest primarily in actively managed or index-based exchange traded funds (“ETFs”), mutual funds and other investment companies, and groups of securities related by index or sector (such as stock baskets, baskets of bonds and other index-or sector-based groups of related securities) and options or futures positions (e.g., options or futures contracts on securities, securities indexes, currencies or other financial instruments) with respect to any of the foregoing intended to match or approximate their performance (collectively, “Fund Investments”) that CSM Advisors, LLC (the “Adviser”), the Fund’s investment adviser, believes have the potential for capital appreciation.

In allocating the Fund’s assets, the Adviser will use a proprietary quantitative research process to determine current risk in the broad equity markets, as well as to determine the Fund’s:

•	optimum cash position;
•	weighting between the value and growth segments of the market;
•	sector and industry allocation; and
•	allocation between domestic and foreign investments.

The Adviser generally will search for investments that exhibit attractive valuations on several metrics, which may include, without limitation, price movement, volatility, Sharpe ratios (a measure of risk adjusted return), price-to-earnings ratios, growth rates, price-to-cash flow ratios and price-to-book ratios. The Adviser will emphasize purchasing Fund Investments that allow the Fund to participate in both broad market indexes (e.g., the MSCI EAFE, MSCI ACWI ex US, MSCI Emerging Markets, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, commodities-related indexes, etc.).

The Adviser will retain the flexibility to allocate among equity Fund Investments as determined to be suitable for the Fund. The Fund will be able to invest up to 100% of its assets in Fund Investments that have portfolios comprised of equity securities (including foreign companies of any size in any sector). The Fund will have the ability to participate in a limited number of sectors, but will not concentrate its investments in any particular sector. The Fund will attempt to minimize risk through investment in a range of countries and economic sectors. The Fund will also be able to invest a portion of its assets in emerging market securities.

The Fund will also be able to invest in options or futures positions for speculative purposes, when the Adviser determines that they provide a more efficient way to increase or reduce the Fund’s overall exposure to an industry or sector than buying or selling other Fund Investments, or to hedge against risks of investments in the Fund’s portfolio or markets generally. The Fund will be able at times to hold a portion of its assets in cash and short-term, highly liquid investments, such as money market instruments, U.S. government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions when investment opportunities are limited.

The Adviser will generally sell a security under one or more of the following conditions:

•	the Adviser determines that there is a more attractively priced Fund Investment or other security as an alternative;
•	the optimum Cash Position has changed based on the Adviser’s quantitative research;
•	the weighting between the value and growth segments of the market have changed based on the Adviser’s quantitative research;
•	the weighting between sector and industry allocations have changed based on the Adviser’s quantitative research; or
•	the weighting between domestic and international exposure have changed based on the Adviser’s quantitative research.

The risks of the foregoing investment strategies are summarized below.

Investments in Investment Company Risk – When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its share price being more volatile than that of the underlying portfolio securities. Certain closed-end investment companies issue a fixed number of shares that trade on a stock exchange at a premium or a discount to their net asset value (“NAV”). As a result, a closed-end fund’s share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses. An ETF may also trade at a discount to its net asset value. For example, where all or a portion of an ETF's underlying securities trade in a market that is closed when the market in which the ETF'’s shares are listed and trading in that market is open, there may be changes between the last quote from its closed foreign market and the value of such security during the ETF’s domestic trading day. This in turn could lead to differences between the market price of the ETF’s shares and the underlying value of those shares.

Derivatives Risk – The Fund’s use of futures contracts and options is subject to market risk, leverage risk, correlation risk, liquidity risk and hedging risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that since derivatives may be purchased for a fraction of their value, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain for the Fund, and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly or at all with the underlying asset, rate or index. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. Hedging risk is the risk that derivative instruments used for hedging purposes may also limit any potential gain that may result from the increase in value of the hedged asset. To the extent that the Fund engages in hedging strategies, there can be no assurance that such strategy will be effective or that there will be a hedge in place at any given time. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Large Capitalization Companies Risk – The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk – The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Commodity-Related Investments Risk – Exposure to the commodities markets through commodity-related investments may subject the Fund to greater volatility than investments in traditional securities. Prices of commodities may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships, changes in interest or currency exchange rates, population growth and changing demographics and factors affecting a particular industry or commodity, such as drought, floods or other weather conditions, transportation bottlenecks or shortages, competition from substitute products, fiscal, monetary and exchange control programs, disease, pestilence, acts of terrorism, embargoes, tariffs and international economic, political, military, legal and regulatory developments.

U.S. Government Securities Risk – Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Management and Strategy Risk – The value of your investment depends on the judgment of the Adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Adviser in selecting Fund Investments may not result in an increase in the value of your investment or in overall performance equal to other investments.

Growth Style Risk – The Adviser’s growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Quantitative Investing Risk – Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Sector Focus Risk – Because the Fund may, from time to time, participate in a limited number of sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors.

Change in the Fund’s Expenses

Effective as of the Effective Date, in connection with the aforementioned changes to the Fund’s principal investment strategies, the fees and expenses of the Fund are expected to change and the Adviser will enter into a new contractual expense limitation arrangement with respect to the Fund. Accordingly, as of the Effective Date, the “Annual Fund Operating Expenses” table and the “Example” in the Prospectuses will be deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.52%
Acquired Fund Fees and Expenses[1]	0.31%
Total Annual Fund Operating Expenses	1.53%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.37)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.16%

[1]	Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in shares of other mutual funds, including money market funds and exchange-traded funds, and are estimated for the current fiscal year.
[2]	CSM Advisors, LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding any class-specific expenses (including distribution and service (12b-1) fees and shareholder servicing fees), interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, Acquired Fund Fees and Expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.85% of the average daily net assets of the Fund’s Institutional Class Shares until February 28, 2023 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2023.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$118	$447	$799	$1,792

Transition Risk and Tax Consequences

As the Fund transitions to the new investment strategies, the Fund will sell a large portion of its existing investments. The Fund may liquidate investments at a less favorable price and on less favorable terms than it would if the Fund were able to retain such investments for a longer period of time. The risk of loss increases in times of overall market turmoil or declining prices. In addition, the Fund will incur transaction costs associated with the transition to the new investment strategies, which will be borne by the Fund and its shareholders.

Gains, if any, recognized by the Fund as a result of the sale of its existing investments will be distributed to shareholders as taxable dividends. Therefore, the changes described above may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

Please retain this supplement for future reference.

CSM-SK-011-0100

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